ABX AIR
ATI

ATSG

Air Transport Services Group, Inc. SM

0 Investor Meetings May 2010 Exhibit 99.1

Safe Harbor, Non-GAAP Reconciliations
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the timely completion of 767 freighter modifications as anticipated under ABX Air’s new operating agreement with DHL, ABX Air’s ability to maintain on-
time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
EBITDA, Adjusted EBITDA and Net Debt are
non-GAAP financial measures and should not
be considered alternatives to net income
(loss) or any other performance measure
derived in accordance with GAAP.
EBITDA is defined as income (loss) from
operations plus net interest expense,
provision for income taxes, depreciation and
amortization.
Net Debt is defined as Long-term debt
obligations plus Current portion of debt
obligations minus Cash and cash equivalents.
The Company’s management uses these
adjusted financial measures in conjunction
with GAAP finance measures to monitor and
evaluate its performance, including as a
measure of liquidity.  EBITDA, Adjusted
EBITDA and Net Debt should not be
considered in isolation or as a substitute for
analysis of the Company’s results as reported
under GAAP, or as alternative measures of
liquidity.
2007  2008 2009 1Q2009 1Q2010
25,721 (56,619) 45,358 13,193 10,784
Impairment of goodwill & intangibles 0 91,241 0 0 0
      25,721       34,622       45,358       13,193       10,784
Interest Income       (4,557)       (2,335)          (449)          (178)            (73)
Interest Expense       14,067       37,002       26,881         7,646         5,189
Depreciation and amortization       51,635       93,752       83,964       21,473       20,800
86,866 163,041 155,754 42,134      36,700
2007  2008 2009 1Q2009 1Q2010
Long term obligations     567,987     450,628     325,690     392,351     307,865
Current portion of debt obligations       22,815       61,858       51,737       62,319       60,438
Cash and cash equivalents     (59,271)   (116,114)     (83,229)   (124,000)   (108,685)
Net Debt 531,531    396,372    294,198    330,670    259,618
Reconciliation Statement ($ in 000s)
GAAP Pre-tax Earnings (Loss)
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
from Continuing Operations
Adjusted Pre-Tax Earnings
from Continuing Operations
Earnings from Continuing Operations Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA)
Net Debt

Investment Highlights
Differentiated Business Model
World’s largest fleet of owned and operated converted Boeing 767 freighters
Most efficient medium range, widebody cargo aircraft
Accretive 767 conversion plan will continue to fuel growth
Provide full spectrum of air transport services throughout the world
Dry leasing, ACMI (wet leasing), maintenance, technical, fuel management, logistic support services
No fuel exposure
New long-term A+CMI contract with DHL
Diversified base of other established customers, including Bax Schenker, U.S. Military, USPS, TNT and Qantas
Favorable Industry Dynamics
Demand for 767s remained strong despite recession
Customers more sensitive to price are seeking full-service, low cost producers
Limited capacity in medium-range wide-body air cargo transportation
Competitive aircraft significantly less efficient (crew, fuel and maintenance) than 767
Strong Financial Characteristics and Performance
Secure balance sheet with low levels of leverage and no off-balance sheet liabilities or large capital commitments
Strong cash flow generation
Large NOL protects Company’s cash generation
Disciplined capital allocation with established ROIC hurdles

ATSG Business Model
Dry Leasing Business
The majority of ATSG’s aircraft are leased out of its Cargo Aircraft Management (“CAM”) subsidiary
ATSG subsidiaries must pay CAM market rates and compete with third party companies for access to asset
Dry leases typically have minimum term of 5-7 years and require the assumption of operating risk
Lessee must operate, insure, fuel and maintain leased aircraft
The dry leasing business is the foundation of ATSG’s economic model -- all other aircraft-related services have to generate acceptable incremental returns
Aircraft Crew Maintenance and Insurance (“ACMI”) Business
Three of ATSG’s subsidiaries provide ACMI services for cargo transport companies
In addition to the aircraft itself, crew, maintenance and insurance are provided to the customer
No fuel risk is assumed
Assuming market rates for aircraft, ACMI business is priced to generate incremental operating returns
Flexibility to offer CMI services with aircraft provided by customer – incremental return without capital investment
Value-added Complementary Services
ATSG provides a host of services to complement its ACMI and leasing services
Standalone Maintenance, Repair, and Overhaul (“MRO”) subsidiary provides full service maintenance operations to
ATSG subsidiaries and third party customers
The Company also leverages its expertise, market knowledge and relationships to provide other services such as:
Freight sorting; facilities management; aircraft charter and truck brokerage, equipment sales and leasing

ATSG Air Transport Services Group, Inc.

Dry Leasing	CAM Cargo Aircraft Management, Inc.	
ACMI Businesses	ABX AIR	
ACMI Businesses	ATI AIR TRANSPORT INTERNATIONAL L.L.C.	
ACMI Businesses	Capital Cargo International AIRLINES	
Support Services	AIRBORNE MAINTENANCE & ENGINEERING SERVICES	
Support Services	AEFS ABX EQUIPMENT FACILITY SERVICES	
Support Services	LGSTX SERVICES INC.

Summary of Business Units
Provides aircraft charter and trucking services brokerage, import / export services, and fuel sales and management
Customers include: DHL, BAX Schenker, UPS, Emirates
Provides equipment leasing (of owned equipment) and facility management services
Customers include: Allegiant Air, Branson Airport, Tampa International Jet Center
Capabilities include heavy maintenance, component repair and overhaul, engineering and manufacturing, and line maintenance
Provides third-party maintenance and technical services to major airlines, private operators
Provides ACMI services
Operates 727Fs, 757Fs
Customers include BAX Schenker and DHL
Provides ACMI Services
Operates  B767s, DC8Fs, DC-8 Combis
Customers include BAX Schenker, U.S. Military and Quantas
Provides ACMI services
Operates B767 freighters
Customers include DHL, USPS and TNT
Dry leases 757, 767, 727 and DC-8 aircraft to ATSG subsidiaries and external customers
Future acquired aircraft will be owned by CAM
Offers conversion management, access to engine maintenance and component services
External customers include DHL, CargoJet, Amerijet, First Air
Description Business

New A+CMI Agreement with DHL
New “A+CMI” Agreement Terms
DHL leasing thirteen 767 aircraft from CAM under 7 year term
ABX to operate aircraft for DHL under separate 5 year CMI agreement, with 2 year extension right to DHL, 5 year mutual
Economics based upon pre-defined fee with performance incentive bonuses, scaled for number of aircraft operated by ABX
CMI agreement subject to break-up fee that amortizes down from $70mm should DHL elect to prematurely terminate the agreement
Under the CMI Agreement, ABX will be able to contract with its MRO, Airborne Maintenance and Engineering
Services (“AMES”) for airframe heavy maintenance
The remaining $31mm in the DHL Note will be amortized down over the course of the CMI with no cash requirement from ATSG
DHL to provide fuel at its own expense
Other Items Resolved
$31.4mm of Severance and Retention payments for ABX pilots was contributed directly to pilot pension
DHL agreed to pay ABX $31mm in settlement of open DC-9 and Boeing 767 aircraft put values
ABX agreed to pay down $15mm of the DHL Note, reducing the outstanding balance to $31mm
DHL agreed to pay $11.2mm for reimbursement of accrued vacation paid out to employees adversely impacted by
DHL’s restructuring in the U.S.

1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008

Market Overview
Airlines
47%
Forwarders
18%
Express
35%
Global Air Freight Market: $87 Billion
-15%
-10%
-5%
0%
5%
10%
15%
30-Year Global Growth Trends
Middle East
6%
Lat. Amer.
3%
Africa
3%
Europe
21%
North America
30%
Other
2%
Asia
35%
Market Share By Region
0% 2% 4% 6% 8% 10%
Japan-N.Amer.
Europe-N. Amer.
JapanEurope
Europe-Other Asia
India-N. Amer
Africa-Europe
Other Asia-N. Amer.
S. Amer.-Europe
Europe-India
China-Europe
Other Asia-China
China-North America
Growth Trends By Region, 2009-2018
Avg.
+5.8%
Source: ACMG, Boeing
ATSG markets

Global Freighter Fleets Today
5     B747-100s
77   B747-200s
3     B747-300s
205 B747-400s
38   DC-10-30s
2     DC-10-40s
159 MD-11s
16   777s
65   A310-200/300s
47 A300B4s
48 150 A300-600s
55   B767-200s (37)
59   B767-300s
59 DC-10-10s
1     L1011
12   B707-320s
146 B757-200s (2)
28 DC-8-50/60 (1*)
29 DC-8-70s (15*)
* includes 4 combis
24   BAe 146 QTs
33   B737-200s
94   B737-300/400s
32   B727-100s
210 B727-200s (13)
13   DC-9s
Large
Wide-body
505 Units
Medium
Wide-body
436 Units
Medium
Narrow-body
213 Units
Small
406 Units
Source: ACMG
Aircraft
Fuel
(gal./ block hr)* Crew
Payload (lbs.)/
Capacity (cu. ft.)
Range
(NM)
767-200SF 1,380 2 100,000 / 11,138 2,800
A300-B4 1,900 3 99,200 / 11,445 1,680
DC-8 63 1,760 3 96,800 / 10,060 2,150
DC-8 73 1,600 3 111,800 / 10,060 2,470
Medium Freighter Comparisons
ATSG fleet
Prime 767 Replacement
Candidates

Freighter Market Outlook
Conversions Will Provide 74%
of Global Freighter Fleet Adds
Freighter Growth
2008 2027
1,940
3,250
+2,760
2,050
-1,450
710
Source: Boeing World Air Cargo Forecast
Global Freighter Fleet
Freighter Retirements
New Freighters
Passenger/Freighter Conversions
680
500
760
1,070
920
1,260
2008:
1,940
Freighters
2028:
3,250
Freighters
Standard-body <45t
Medium wide-body
Large >80t

Deploying Our 767SFs
11-14
11-18
April 2011
Jan. 2012
DHL-CAM Dry Leased SFs
Other Customers-CAM Dry Leased SFs
11-14
11
Jan. 2011
4
Pace of 767 modifications could be affected by possible assignment of modification slots to DHL.
7
11
April 2010
DHL- Interim Leased SFs
ACMI Services – ACMI/Charter SFs
13
13
4
5-8 5-8
5-12
26
30
32
36

Emerging Go-to-Market Strategy
Drive higher return on capital by optimally
positioning opportunities and bundling
additional services
CAM a neutral, non-airline, lead sales
organization that can drive a bundled
marketing strategy
Develop packaged programs cross-selling
entities
Amerijet International program symbolizes
this approach
Market Approach
Market Opportunities
767 ideal replacement for
less efficient aircraft
A300-B4s (47)
DC-10-10s (59)
DC-8s (57)
Growth markets
Intra-Asia: 9.3%
Domestic China: 7.5%
Europe-Asia: 5.9%
Europe-Africa: 5.7%

ATSG
Air Transport Services Group, Inc.

CAM
Cargo Aircraft Management, Inc.
AIRBORNE
ABX AIR
ATI
AIR TRANSPORT INTERNATIONAL, L.L.C.
Capital Cargo

ATSG Portfolio Marketing
Individual companies continue to market and sell their own services
CAM
will bundle
and sell the
services of the individual
companies into short- and long-
term
solutions for new and
existing customers
• ACMI / Wet Leasing
• Cargo Handling
• Charter Services
• ACMI / Wet Leasing
• Combi-freighters
• Charter Services
• ACMI / Wet Leasing
• Charter Services
• Aviation Solutions
• Bundled Programs
• Aircraft Leasing
• Conversion Services
• Heavy Maintenance
• Line Maintenance
• Component Overhaul & Sales
• Engineering Services

Flexible
Global
Solutions
Market Differentiation
767-200 with
GE CF6-80A
engines
Low fuel cost
Low
maintenance
cost
Flexible
configuration
Power By Hour
engine services
The Global Leader of Medium Wide Body Operating and Leasing Solutions
Efficient Medium
Wide-Body
Aircraft
• ACMI/ wet
leasing
• CMI
• Dry leasing
• AMC charter
• Full service
charter
• Flight
operations
• Heavy
maintenance
• Line
maintenance
• Maintenance
programs
• Engineering
• Technical
support
• Manual services
• Parts,
components
sales & service
• Aircraft
conversion
services
• Global
aircraft
deployment
• Logistics
support
• DHL
• BAX
Schenker
• TNT
• UPS
• Qantas
• Amerijet
• Air
Mobility
Command
• CargoJet
Bundled
Maintenance
Solutions
Program
Management
Meeting Diverse
Customer Needs

Summary Financials
EBITDA* (from continuing operations)
Pre-tax Earnings (from continuing operations)
Net Debt* Stockholders’ Equity
$200.0
$80.4
$246.0
2007 2008 2009
$86.9
$163.0
$155.8
2007 2008 2009
$42.1
$36.7
1Q 09 1Q 10
Year First Quarter
Year First Quarter
Year First Quarter
Year First Quarter
$330.7
$259.6
3/31/09 3/31/10
$126.8
$266.5
3/31/09 3/31/10
$25.7
-$56.6
$45.4
2007 2008 2009
$34.6**
Adjusted*
EBITDA is defined as income (loss) from operations plus net interest expense provision for income taxes, depreciation and amortization. Net Debt is defined as Long-Term Obligations plus Current
Portion of Debt Obligations minus Cash and Cash Equivalents. EBITDA, Adjusted EBITDA and Net Debt are non-GAAP financial measures and should not be considered alternatives to net income
(loss) or any other performance measure derived in accordance with GAAP. See Reconciliation Tables, slide #2
$13.2
$10.8
1Q 09 1Q 10
$443.0
$324.1
$281.3
2007 2008 2009

Leverage Substantially Reduced
-$46.3
Transfer of Aircraft Transfer of Aircraft
Capital Leases to DHL Capital Leases to DHL
-$43.1
Principal Principal
payments payments
$377.4
$512.5
-$45.7
DHL Promissory DHL Promissory
Note Extinguishment Note Extinguishment
YE 2008 YE 2009
Total Debt Reduced 26%
Credit Facility Covenant Compliance
Required * 2008 2009 1Q2010 **
First Lien Debt / EBITDA < 2.75 2.58 2.17 2.24
Total Debt / EBITDA < 3.25 3.10 2.44 2.53
Fixed Charge Coverage Ratio > 1.50 2.55 1.99 1.93
Capital Expenditures > 1.05 1.58 1.65 1.42
Employer Employer
contributions contributions
$152.7
$297.3
Actuarial costs & Actuarial costs &
adjustments adjustments
$83.2
$75.8
$71.7
Workforce Workforce
contraction contraction
& plan freeze & plan freeze
$57.3
$ in millions
Gains on Gains on
assets assets
YE 2008 YE 2009
Post-Retirement Liabilities Reduced 49%
$ in millions
$22
$31
$32
$142
$90 $70
$82
$18
Maintenance Growth
2007 2008 2009 2010E
$160
$112
$101
$114
$ in millions
*  Requirements at year-end 2008 were 3.00 / 3.50 / 1.50 / 1.25
** Based upon twelve months trailing EBITDA
Minimal Future Capex Commitments
Capital Spending Trends

Value Proposition
Strong cash returns from modified freighters
767 leases bring attractive cash returns
ACMI/CMI flexibility offers options, wide-body migration path
10 more 767 freighters to be modified through 2011 — 50% market-value gain on $12M per plane invested
Long-term agreements with key customers
Lease/CMI approach an option for new customer relationships
Unlocks value of aircraft from ACMI
Opportunity to capture margin gains from fixed-price contracts
Integrated, value-added services
Increases return on invested capital
Comprehensive mix allows for turnkey customer solutions
Solid balance sheet and liquidity, growth capital capacity
No off-balance sheet obligations
Minimal future capital commitments
Expanding opportunities around the globe
Expanding presence in fastest-growing air cargo regions
Uniquely positioned to capture significant share of replacement market as less-efficient mid-sized freighters are retired

16 Appendix

Balance Sheet Review
March 31, Dec. 31, Dec. 31,
2010 2009 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents 108,685 $                                      83,229 $                                            116,114 $
Marketable securities - available-for-sale -                                                     26
Accounts receivable, net of allowances 19,506                                           25,036                                               24,495
Due from DHL 23,311                                               62,672                                               63,362
Inventory 5,142                                             5,226                                                 11,259
Prepaid supplies and other 6,790                                             7,093                                                 11,151
Deferred income taxes 31,597                                           31,597                                               20,172
Aircraft and engines held for sale 30,237                                           30,634                                               2,353
TOTAL CURRENT ASSETS 225,268                                         245,487                                             248,932
Property and equipment, net 639,240                                         636,089                                             671,552
Other assets 28,759                                               21,307                                               25,281
Deferred income taxes -                                                          -                                                     54,807
Intangibles 9,900                                                 10,113                                               11,000
Goodwill 89,777                                               89,777                                               89,777
TOTAL ASSETS 992,944 $                                          1,002,773 $                                       1,101,349 $
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable 38,614 $                                            38,174 $                                            36,618 $
Accrued salaries, wages and benefits 29,803                                               44,077                                               63,500
Accrued severance and retention 11,030                                               18,959                                               67,846
Accrued expenses 15,897                                           16,429                                               13,772
Current portion of debt obligations 60,438                                           51,737                                               61,858
Unearned revenue 10,288                                           15,340                                               14,813
TOTAL CURRENT LIABILITIES 166,070                                             184,716                                             258,407
Long-term obligations 307,865                                         325,690                                             450,628
Post-retirement liabilities 129,084                                         152,297                                             294,881
Other liabilities 61,029                                           44,044                                               17,041
Deferred income taxes 62,024                                               50,044                                               -
STOCKHOLDERS' EQUITY:
Preferred stock, 20,000,000 shares authorized, including 75,000 Series A
Junior Participating Preferred Stock -   -                                                     -
Common stock, par value $0.01 per share; 75,000,000 shares authorized;
63,416,564 and 63,247,312 shares issued and outstanding
in 2009 and 2008, respectively 634                                            634                                                    632
Additional paid-in capital 502,897                                     502,822                                             460,155
Accumulated deficit (203,886)                                        (211,085)                                            (245,534)
Accumulated other comprehensive loss (32,773)                                          (46,389)                                              (134,861)
TOTAL STOCKHOLDERS' EQUITY 266,872                                             245,982                                             80,392
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 992,944 $                                          1,002,773 $                                       1,101,349 $